THE TAIWAN FUND, INC. (THE ‘FUND’)
MONTHLY INSIGHT

OCTOBER 31, 2012

IN BRIEF

Net asset value per share	US$16.60
Market price	US$15.31
Premium/(discount)	(7.77%)
Total net assets	US$146.8m
Market cap	US$135.3m

Source: State Street Bank and Trust Company.

At October 31, 2012		US$ return
	Fund*	TAIEX Total
	%	Return Index†
		%
One month	(9.1)	(6.8)
Three months	(0.9)	2.3
One year	(6.9)	0.3
Three years % pa	5.5	6.7

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company.

NAV performance.

†Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu

MANAGER’S COMMENTARY

Key global economic indicators improved in October, leading to hopes that the economy is slowly recovering. In the United States, the October purchasing managers’ index (PMI) released by the Institute for Supply Management came in at a better-than-expected 51.7, indicating that manufacturing activities expanded for a second month. New United States housing starts, meanwhile, reached their highest level since July 2008.

Taiwan turned out to be one of the worst performing equity markets for the month, with the TAIEX Total Return Index down 6.8% amid low trading volume. The capital gains tax (CGT), which is to be implemented from next year, and extra tax on stock transactions in the calculation of national health insurance premiums have affected people’s willingness to trade in the stockmarket. The consumer confidence index fell to its lowest level since February 2010, according to a survey by National Central University. Third-quarter earnings of listed companies were downbeat overall, due largely to the weak external economy.

However, there appeared green shoots in Taiwan’s economic indicators, which suggest that the economy is probably turning for the better. Actual exports in September rose by more than 10% from August, surpassing the most optimistic market estimate. September export new orders showed clear year-on-year and sequential improvement, especially for orders from mainland China. In addition, the Council for Economic Planning and Development flashed a transitional yellow/blue light for Taiwan’s economic status in September, an improvement after 10 consecutive months of blue light (indicating recession).

In the technology sector, the share price of HTC plunged by 25% during the month. Even though the global smartphone market is still experiencing rapid growth, HTC seems to be struggling to execute effectively. Its new models were late to ramp up, and there is skepticism that its Windows 8-based phones will sell well. The company’s October revenue was 61% lower year-on-year. More positively, Taiwan Semiconductor Manufacturing (TSMC) surprised the market with a record third-quarter net profit, as demand for smart mobile devices drove the sales of the advanced semiconductor chips produced by the company. While acknowledging that the global economy is still weak, chairman Morris Chang reaffirmed that TSMC is well positioned for the rapidly expanding smartphone and tablet markets and should grow faster than the industry.

MONTHLY INSIGHT

INVESTMENT REVIEW

Top contributors to the Fund’s performance over the month included clothing company Makalot Industrial and Test-Rite International, the import and export trading firm. Makalot’s revenues continue to grow healthily; in the current uncertain climate, this stable growth, plus a high dividend yield, has been attracting risk-averse investors. Test-Rite, which is geared to consumption in mainland China, outperformed amid improving sentiment on the Chinese economy and the rising renminbi exchange rate.

On the negative side, underperforming holdings included First Steamship and PCHome Online. First Steamship was negatively affected by low dry-bulk shipping rates and slower same-store-sales growth of its department-store business in China. PCHome Online, meanwhile, announced sales growth that was poorer than expected, as weak PC sales more than offset the good performance of grocery revenue.

During the month we initiated new holdings in King Slide Works (2059 TT), Taiwan Secom (9917 TT), and Taiwan Shin Kong Security (9925 TT).

King Slide is a maker of highly customised server rail kits, a market dominated by the United States company Accuride International (which has 60% market share). However, with its superior mechanical design and manufacturing capabilities and strong patent portfolio, King Slide has been consistently gaining market share from Accuride and a smaller competitor. This is expected to continue as the company clinches more design wins for new server models. In 2008, King Slide ventured into slides for mid-to-high-end kitchen cabinets. After years of preparation and promotion, this business is bearing fruit, with 2012 sales on track to double last year’s amount. The company has seen sales up by 39% in the first three quarters of this year. It is trading at 12x 2012e PE with a return on equity of 30%.

Taiwan Secom and Shin Kong Security together control over 80% of the security-service market and 100% of the armored-cash-delivery service in Taiwan. With market consolidation in recent years and the current duopoly structure, we expect the earnings of the two companies to continue to grow. The balance sheets are strong, and both firms have been generating healthy free cashflow. Dividend yields are in the 5–6% range. We expect the two stocks to outperform in the turbulent market environment.

On the sales side, we exited the holding in concrete-pipe manufacturer Wei Mon Industry (8925 TT), as we are increasingly concerned about corporate governance at the company.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

October 31, 2012
Shares outstanding	8,839,317
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	(9.1)	(7.2)
Three months	(0.9)	1.9
Three years % pa	5.5	7.2

Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	29.4	50.9
Construction	18.1	1.6
Wholesale and retail	14.4	5.9
Healthcare	8.4	—
Textiles	6.8	1.8
Electric and machinery	5.4	1.3
Transportation	5.0	2.1
Finance	4.8	12.4
Plastics	3.5	7.5
Others	2.1	2.9
Steel and iron	—	2.8
Chemicals	—	2.1
Foods	—	2.1
Rubber	—	1.8
Automobile	—	1.6
Cement	—	1.5
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	2.1	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

64.1% of holdings	Sector	% of net
		assets
WT Microelectronics	Electronics	9.0
YungShin Global Holding	Healthcare	5.7
Mercuries & Associates	Wholesale and retail	5.4
Ruentex Development	Construction	4.9
Yungtay Engineering	Electric and machinery	4.4
Advantech	Electronics	4.3
Aurora	Electronics	4.2
Makalot Industrial	Textiles	3.7
First Steamship	Transportation	3.5
Yem Chio	Plastics	3.5
PC Home Online	Wholesale and retail	3.2
Hung Poo Real Estate Development	Construction	3.1
Test-Rite International	Wholesale and retail	3.1
Far Eastern New Century	Textiles	3.1
Yuanta Financial Holding	Finance	3.0

*Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at October 31, 2012)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	(9.1)	(0.9)	4.1	(6.9)	5.5	(4.2)	7.0	8.4
TAIEX Index†	(6.8)	1.2	5.0	(3.3)	2.8	(3.9)	6.4	8.2
TAIEX Total Return Index†	(6.8)	2.3	9.0	0.3	6.7	(0.1)	na	na
MSCI Taiwan Index†	(6.1)	3.6	8.8	1.4	6.3	(1.9)	8.3	na

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL
	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
ELECTRONICS					29.4
WT Microelectronics	3036 TT	NT$35.4	10,901,900	$13,192,372	9.0
Advantech	2395 TT	NT$101.0	1,808,100	$6,251,369	4.3
Aurora	2373 TT	NT$43.9	4,060,000	$6,101,292	4.2
Wistron NeWeb	6285 TT	NT$43.5	2,753,046	$4,099,530	2.8
Taiflex Scientific	8039 TT	NT$30.6	3,452,821	$3,610,909	2.4
GeoVision	3356 TT	NT$110.0	935,669	$3,523,272	2.4
King Slide Works	2059 TT	NT$164.0	570,000	$3,200,000	2.2
MPI	6223 TT	NT$43.0	1,448,000	$2,131,416	1.4
Tatung	2371 TT	NT$6.7	4,770,897	$1,095,857	0.7

CONSTRUCTION					18.1
Ruentex Development	9945 TT	NT$49.0	4,315,082	$7,237,964	4.9
Hung Poo Real Estate Development	2536 TT	NT$26.9	4,929,873	$4,539,618	3.1
King’s Town Construction	2524 TT	NT$28.2	4,474,764	$4,312,010	2.9
Goldsun Development & Construction	2504 TT	NT$10.3	11,314,980	$3,989,535	2.7
Acter	5536 TT	NT$104.0	941,179	$3,350,710	2.3
Taiwan Land Development	2841 TT	NT$11.4	8,177,799	$3,191,336	2.2

WHOLESALE AND RETAIL					14.4
Mercuries & Associates	2905 TT	NT$25.0	9,178,175	$7,854,664	5.4
PC Home Online	8044 TT	NT$132.0	1,048,128	$4,736,086	3.2
Test-Rite International	2908 TT	NT$21.7	6,075,260	$4,502,503	3.1
Taiwan Tea	2913 TT	NT$14.2	8,231,000	$3,986,946	2.7

HEALTHCARE					8.4
YungShin Global Holding	3705 TT	NT$39.7	6,146,000	$8,341,939	5.7
Pacific Hospital Supply	4126 TT	NT$85.1	1,345,456	$3,919,497	2.7

TEXTILES					6.8
Makalot Industrial	1477 TT	NT$88.2	1,828,000	$5,519,199	3.7
Far Eastern New Century	1402 TT	NT$30.3	4,343,341	$4,497,598	3.1

ELECTRIC AND MACHINERY					5.4
Yungtay Engineering	1507 TT	NT$58.2	3,274,000	$6,522,783	4.4
Good Friend International Holdings	912398 TT	NT$10.2	4,145,000	$1,440,197	1.0

TRANSPORTATION					5.0
First Steamship	2601 TT	NT$22.6	6,714,000	$5,182,737	3.5
Taiwan High Speed Rail	2633 TT	NT$5.0	12,597,600	$2,156,200	1.5

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets
FINANCE					4.8
Yuanta Financial Holding	2885 TT	NT$13.2	9,631,900	$4,352,283	3.0
Union Bank of Taiwan	2838 TT	NT$10.0	7,807,280	$2,672,582	1.8

PLASTICS					3.5
Yem Chio	4306 TT	NT$20.8	7,159,238	$5,085,295	3.5

OTHER					2.1
Taiwan Shin Kong Security	9925 TT	NT$33.1	1,378,000	$1,559,021	1.1
Taiwan Secom	9917 TT	NT$62.2	728,000	$1,550,076	1.0

OTHER ASSETS AND LIABILITIES, NET				$3,058,049	2.1

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of October 31, 2012.

INDEX DESCRIPTIONS

TAIEX Index

The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of October 31, 2012, it contained 114 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES

Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York,

NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.